Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------x

In re	: Chapter 11
:

MPM Silicones, LLC, et al.,	: Case No. 14-22503 (RDD)
:

Debtors.	: (Jointly Administered)
------------------------------------------------------x

Monthly Operating Report for the Period
From October 1, 2014 to October 31, 2014

Debtors’ Address:	260 Hudson River Road
Waterford, NY 12188

Debtors’ Attorneys:	Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019
Telephone: (212) 728-8000

This Monthly Operating Report (“MOR”) has been prepared solely for the purposes of complying with the monthly reporting requirements applicable in these Chapter 11 cases and is in a format that the Debtors believe is acceptable to the United States Trustee.  The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with accounting principles generally accepted in the United States.

I declare under penalty of perjury that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Brian D. Berger
Brian D. Berger	December 1, 2014
Interim Chief Financial Officer of
Momentive Performance Materials Inc. and
Momentive Performance Materials Holdings Inc.

UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	x
Schedule of Cash Disbursements	MOR-1b	x
Bank Account Information	MOR-1c	x
Copies of bank statements (See Notes to MOR-1c)			x
Cash disbursements journals (See Notes to MOR-1c)			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes (See Notes to MOR-4a)	MOR-4a	x	x
Copies of IRS Form 6123 or payment receipt (See Notes to MOR-4a)			x
Copies of tax returns filed during reporting period (See Notes to MOR-4a)			x
Summary of Unpaid Post-petition Debts (See Notes to MOR-4b)			x
Listing of Aged Accounts Payable	MOR-4b	x
Accounts Receivable Aging	MOR-5	x
Taxes Reconciliation and Aging (See Notes to MOR-4a)			x
Payments to Insiders and Professionals (See Notes to MOR-6)	MOR-6	x	x
Post Petition Status of Secured Notes, Leases Payable (See Notes to MOR-6)			x
Debtor Questionnaire	MOR-7	x

MOR NOTES

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers

Entity Name	Case Number
MPM Silicones, LLC	14-22503-RDD
Juniper Bond Holdings I LLC	14-22504-RDD
Juniper Bond Holdings II LLC	14-22505-RDD
Juniper Bond Holdings III LLC	14-22506-RDD
Juniper Bond Holdings IV LLC	14-22507-RDD
Momentive Performance Materials Holdings Inc.	14-22508-RDD
Momentive Performance Materials Inc.	14-22509-RDD
Momentive Performance Materials Quartz, Inc.	14-22510-RDD
Momentive Performance Materials USA Inc.	14-22511-RDD
Momentive Performance Materials Worldwide Inc.	14-22512-RDD
Momentive Performance Materials South America Inc.	14-22513-RDD
Momentive Performance Materials China SPV Inc.	14-22514-RDD

MOR NOTES

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report
Notes to the MOR:
On April 13, 2014 (the “Petition Date”), Momentive Performance Materials Holdings Inc. (“Momentive”) and eleven of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors’ Chapter 11 Cases are being jointly administered under the caption “In re: MPM Silicones, LLC., et al. (Case No. 14-22503-RDD).” Momentive’s other subsidiaries and affiliates (the “Non-Debtors”) were not included in the bankruptcy filing.
On September 11, 2014, the Bankruptcy Court entered an order (the “Confirmation Order”) [Docket No. 1001] confirming the Debtors’ Joint Plan of Reorganization for Momentive Performance Materials Inc. and Its Affiliated Debtors (as the same may be amended, modified and/or supplemented, the “Plan”). On October 24, 2014 (the “Effective Date”) the Debtors consummated their reorganization under the Bankruptcy Code and the Plan became effective. The distributions of securities under the Plan of the Debtors were made on the Effective Date.
Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at www.momentive.com/MPMRestructuring/.
General Notes to MOR-1a and 1b:
Cash is received and disbursed by the Debtors as described in the Debtors’ motion to approve continued use of their cash management system (which motion was granted on an interim and final basis pursuant to orders entered by the Bankruptcy Court on April 15, 2014 and May 16, 2014, respectively) and is consistent with the Debtors’ historical cash management practices.  Copies of bank statements and cash disbursement journals will be provided upon reasonable request in writing to counsel for the Debtors.
Notes to MOR-1a:
Cash receipts related to intercompany transfers among the Debtors are deducted from Total Cash Receipts. Intercompany Transfers on MOR-1a and MOR-1b offset and net to zero.
Notes to MOR-1b:
Cash disbursements related to intercompany transfers among the Debtors are deducted from Total Cash Disbursements. Intercompany Transfers on MOR-1a and MOR-1b offset and net to zero.
Notes to MOR-1c:
All amounts listed are the Bank Balances as of the end of the month.
Copies of the bank statements and cash disbursement journals were not included with the MOR due to the voluminous nature of these reports and can be provided upon reasonable request in writing to counsel for the Debtors.

MOR NOTES

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report

Notes to MOR-2 and MOR-3:
This MOR has been prepared on a consolidated basis for the Debtors. The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Bankruptcy Court and is in a format acceptable to the United States Trustee for the Southern District of New York (the “U.S. Trustee”).
As discussed below, this MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.
The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries which are made on a quarterly basis (including, but not limited to, income taxes) were not yet prepared at the time of filing this MOR; therefore, such adjustments included herein are based on information as of September 30, 2014. No entry for the equity interest in earnings of unconsolidated entities is included in these financial statements. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Any changes to prior period balances are reflected in the current month’s MOR.
The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.
Intercompany transactions between Debtors have been eliminated in the financial statements contained herein. Intercompany transactions with the Debtors’ Non-Debtor subsidiaries and affiliates have not been eliminated in the financial statements and are reflected in affiliate receivables, loans, interest and payables. Net sales include $28 million of sales to Non-Debtor subsidiaries.
The unaudited financial statements do not reflect the impact of the application of fresh start accounting adjustments. Fresh start accounting adjustments will be applied to the Debtors' financial statements as of October 24, 2014; however, such adjustments were not yet prepared at the time of filing this MOR and are not reflected in the unaudited financial statements as of and for the month ended October 31, 2014. For further information, refer to the consolidated financial statements and footnotes included in Momentive's future filings with the United States Securities and Exchange Commission (the “SEC”).
As a result of the Chapter 11 Cases, the payment of pre-petition indebtedness was subject to compromise or other treatment under the Plan. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, at hearings held on April 14, 2014 and May 15, 2014, the Bankruptcy Court granted interim and/or final approval of the Debtors’ “first day” motions generally designed to stabilize the Debtors’ operations. The Debtors received Bankruptcy Court approval to pay or otherwise honor certain pre-petition obligations such as certain employee wages and benefits, certain taxes and fees, customer obligations, obligations to logistics providers and pre-petition amounts owed to certain critical vendors.

MOR NOTES

In re MPM Silicones, LLC, et al.

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report
The Debtors continued to pay undisputed post-petition claims in the ordinary course of business for goods and services received after the Petition Date through the Effective Date. The Court entered an order establishing July 17, 2014 as the bar date for non-governmental entities, and October 10, 2014 as the bar date for governmental entities. The bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 Cases.
In conjunction with consummation of the Plan on October 24, 2014, liabilities which were previously classified as LSTC were disposed of in accordance with the Plan. Any adjustments to amounts previously classified as LSTC are reflected in Reorganization items, net in the unaudited statement of operations.
For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. For further information, refer to the consolidated financial statements and footnotes included in the Momentive Performance Materials Inc. Annual Report on Form 10-K for the year ended December 31, 2013 and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, as filed with the SEC. Momentive Performance Materials Holdings Inc. was the sole shareholder of Momentive Performance Materials Inc., but was not included in the consolidated financial statements of Momentive Performance Materials Inc. included on Forms 10-K or 10-Q. As a result of the Debtor's reorganization and emergence from Chapter 11 bankruptcy on October 24, 2014, Momentive’s direct parent is MPM Intermediate Holdings Inc., a holding company and wholly owned subsidiary of MPM Holdings Inc., the ultimate parent entity of Momentive.
No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or claims against the Debtors.
Debtor-in-Possession Financing
DIP ABL Facility
In connection with the Chapter 11 Cases, certain Debtors and Non-Debtors (collectively, the “Borrowers”) entered into an amended and restated senior secured debtor-in-possession and exit asset-based revolving credit agreement (the “DIP ABL Facility”), which amends and restates the Borrowers’ existing asset-based revolving loan facility (the “ABL Facility”).
The DIP ABL Facility was terminated upon consummation of the Plan on October 24, 2014, at which time the Borrowers exercised their option to convert the DIP ABL Facility into an exit asset-based revolving facility (the “Exit ABL Facility”).
Prior to its termination, the DIP ABL Facility had a 12 month term unless, prior to the end of such 12 month period, a reorganization plan was confirmed pursuant to an order entered by the Bankruptcy Court and subsequently consummated, in which case, the DIP ABL Facility would terminate on the date of such consummation, unless the Borrowers exercised their option to convert the DIP ABL Facility into the Exit ABL Facility, in which case, upon the effectiveness of the Exit ABL Facility, the term would be five years after such effective date. The maximum availability under the DIP ABL Facility was $270 million. The DIP ABL Facility was also subject to a borrowing base that was based on a specified percentage of eligible accounts receivable and inventory and, in certain foreign jurisdictions, machinery and equipment.

MOR NOTES

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report
The DIP ABL Facility bore interest based on, at the Borrowers’ option, an adjusted LIBOR rate plus an applicable margin of 2.75% or an alternate base rate plus an applicable margin of 1.75%. In addition to paying interest on outstanding principal under the DIP ABL Facility, the Borrowers were required to pay a commitment fee to the lenders in respect of the unutilized commitments at an initial rate equal to 0.375% per annum, subject to adjustment depending on the usage. The DIP ABL Facility had a minimum EBITDA covenant calculated on a cumulative basis beginning with May 1, 2014 and tested monthly commencing as of August 31, 2014 and a minimum liquidity covenant of $50 million tested at the close of each business day. The Exit ABL Facility does not have any financial maintenance covenants, other than a minimum fixed charge coverage ratio of 1.0 to 1.0 that would only apply if availability is less than the greater of (a) 12.5% of the lesser of the borrowing base and the total Exit ABL Facility commitments at such time and (b) $27 million. The fixed charge coverage ratio under the agreement governing the Exit ABL Facility is defined as the ratio of (a) Adjusted EBITDA minus non-financed capital expenditures and cash taxes to (b) debt service plus cash interest expense plus certain restricted payments, each measured on a last twelve months basis.
The DIP ABL Facility was secured by, among other things, first-priority liens on most of the inventory and accounts receivable and related assets of the Borrowers, their domestic subsidiaries and certain of their foreign subsidiaries, and, in the case of certain foreign subsidiaries, machinery and equipment (the “DIP ABL Priority Collateral”), and second-priority liens on certain collateral that generally includes most of the Borrowers’, their domestic subsidiaries’ and certain of their foreign subsidiaries’ assets other than DIP ABL Priority Collateral (the “DIP Term Loan Priority Collateral”), in each case subject to certain exceptions and permitted liens.
DIP Term Loan Facility
In connection with the Chapter 11 Cases, the Borrowers entered into a senior secured debtor-in-possession term loan agreement, as amended (the “DIP Term Loan Facility”) (collectively with the DIP ABL Facility, the “DIP Facilities”). The DIP Term Loan Facility was used in part to repay in full the outstanding obligations under the Borrowers’ existing ABL Facility.
The DIP Term Loan Facility was terminated upon consummation of the Plan on October 24, 2014. All amounts outstanding under the DIP Term Loan Facility as of such date were repaid in full.
Prior to its termination, the DIP Term Loan Facility had a 12 month term unless, prior to the end of such 12 month period, a reorganization plan was confirmed pursuant to an order entered by the Bankruptcy Court and subsequently consummated, in which case, the DIP Term Loan Facility would terminate on the date of such consummation. The amount committed and made available under the DIP Term Loan Facility was $300 million. The DIP Term Loan Facility bore interest based on, at the Borrowers option, an adjusted LIBOR rate plus an applicable margin of 3.25% or an alternate base rate plus an applicable margin of 2.25%.
Similar to the DIP ABL Facility, the DIP Term Loan Facility had a minimum EBITDA covenant calculated on a cumulative basis beginning with May 1, 2014 and tested monthly commencing as of August 31, 2014 and a minimum liquidity covenant of $50 million tested at the close of each business day.
The security arrangements for the DIP Term Loan Facility included first-priority liens on the DIP Term Loan Priority Collateral owned by the Borrowers and their domestic subsidiaries and second-priority liens on the DIP ABL Priority Collateral owned by the Borrowers and their domestic subsidiaries, which were junior to the DIP ABL Facility, in each case subject to certain exceptions and permitted liens.

MOR NOTES

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Notes to the Monthly Operating Report

Notes to MOR-4a:
For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the level of detailed records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to counsel for the Debtors.
Notes to MOR-4b:
The Debtors maintain a detailed aging of post-petition Trade Accounts Payable which includes post-petition trade payables to affiliates. The post-petition Trade Payable aging is from April 13, 2014 through October 31, 2014. The Trade Payable Aging represents invoices received and Other includes liabilities we recognize, but for which an invoice has not yet been received. The Other balances are by their nature current.
The Debtors believe that the information as disclosed in MOR-4b appropriately summarizes the ending accounts payable balances of the Debtors. Due to the volume of transactions related to vendor payments, the accounts payable reconciliation is not presented by vendor. Information by vendor will be provided upon reasonable request in writing to counsel for the Debtors.
The Debtors believe they are current on all post-petition payments other than disputes that arise in the ordinary course of business. As of October 31, 2014, the post-petition Trade Payable aging also includes $21 of pre-petition trade payables which were reclassified from liabilities subject to compromise to trade payables as of the Effective Date.
Notes to MOR-5:
The Debtors maintain an aging of Trade Accounts Receivable which includes trade activity with affiliates. The total per the aging on MOR 5 is adjusted for an Allowance for Doubtful Accounts to determine the Net Trade Receivables balance.
The Debtors believe that the information as disclosed in MOR-5 appropriately summarizes the ending accounts receivable of the Debtors. Detail of customer activity is not being provided due to confidentiality.
Notes to MOR-6:
Payments to insiders exclude intercompany payments and payments to directors and officers.
Professional fees to be disclosed in this Report do not include payments to professionals or consultants in the ordinary course of business.

MOR 1-a

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Schedule of Cash Receipts

TIME PERIOD: 10/01/2014 through 10/31/2014

Debtor	Case Number	Total Cash Receipts	Transfers*	Net Cash Receipts
MPM Silicones, LLC	14-22503-RDD	$—	$—	$—
Juniper Bond Holdings I LLC	14-22504-RDD	$—	$—	$—
Juniper Bond Holdings II LLC	14-22505-RDD	$—	$—	$—
Juniper Bond Holdings III LLC	14-22506-RDD	$—	$—	$—
Juniper Bond Holdings IV LLC	14-22507-RDD	$—	$—	$—
Momentive Performance Materials Holdings Inc.	14-22508-RDD	$—	$—	$—
Momentive Performance Materials Inc.	14-22509-RDD	$775,114,372	$(174,790,336)	$600,324,036
Momentive Performance Materials Quartz, Inc.	14-22510-RDD	$23,005,169	$(10,411,980)	$12,593,189
Momentive Performance Materials USA Inc.	14-22511-RDD	$384,971,722	$(219,259,371)	$165,712,351
Momentive Performance Materials Worldwide Inc.	14-22512-RDD	$—	$—	$—
Momentive Performance Materials South America Inc.	14-22513-RDD	$19,400	$(19,400)	$—
Momentive Performance Materials China SPV Inc.	14-22514-RDD	$—	$—	$—
	Total	$1,183,110,663	$(404,481,087)	$778,629,576

* Funds transferred between US debtors have been deducted from the receipts schedule

MOR - 1b

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Schedule of Cash Disbursements

TIME PERIOD: 10/01/2014 through 10/31/2014

Debtor	Case Number	Total Cash Disbursements	Transfers*	Net Cash Disbursements
MPM Silicones, LLC	14-22503-RDD	$—	$—	$—
Juniper Bond Holdings I LLC	14-22504-RDD	$588	$—	$588
Juniper Bond Holdings II LLC	14-22505-RDD	$—	$—	$—
Juniper Bond Holdings III LLC	14-22506-RDD	$269	$—	$269
Juniper Bond Holdings IV LLC	14-22507-RDD	$269	$—	$269
Momentive Performance Materials Holdings Inc.	14-22508-RDD	$8,937,751	$—	$8,937,751
Momentive Performance Materials Inc.	14-22509-RDD	$711,257,691	$(169,545,680)	$541,712,011
Momentive Performance Materials Quartz, Inc.	14-22510-RDD	$22,770,948	$(12,573,199)	$10,197,749
Momentive Performance Materials USA Inc.	14-22511-RDD	$384,327,159	$(222,362,208)	$161,964,951
Momentive Performance Materials Worldwide Inc.	14-22512-RDD	$—	$—	$—
Momentive Performance Materials South America Inc.	14-22513-RDD	$27,042	$—	$27,042
Momentive Performance Materials China SPV Inc.	14-22514-RDD	$—	$—	$—
	Total	$1,127,321,717	$(404,481,087)	$722,840,630

* Funds transferred between US debtors have been deducted from the disbursements schedule

MOR - 1c

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Bank Account Information

TIME PERIOD: As of 10/31/2014

Legal Entity	Bank	Bank Acct#	Bank Balance (1)
Juniper Bond Holdings I LLC	Bank of America	XXXXXX-9021	$359
Juniper Bond Holdings II LLC	Bank of America	XXXXXX-9034	$3,090
Juniper Bond Holdings III LLC	Bank of America	XXXXXX-9050	$144
Juniper Bond Holdings IV LLC	Bank of America	XXXXXX-9063	$210
Momentive Performance Materials Holdings Inc.	Bank of America	XXXXXX-6249	$—
Momentive Performance Materials Holdings Inc.	Bank of America	XXXXXX-926	$—
Momentive Performance Materials Inc.	Bank of America	XXXXXX-3028	$70,927,685
Momentive Performance Materials Inc.	Bank of America	XXXXXX-3013	$15,490
Momentive Performance Materials Inc.	Bank of America	XXXXXX-611	$—
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-2217	$297,046
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-3329	$802,420
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-7680	$—
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-5139	$108,807
Momentive Performance Materials Quartz, Inc.	Bank of America	XXXXXX-9527	$—
Momentive Performance Materials USA Inc.	Fifth Third Bank	XXXXXX-8762	$610,110
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-3717	$1,540,826
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-6151	$784,590
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7168	$—
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7419	$500,122
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-1012	$101,533
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-5071	$128,509
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-5089	$1,688
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7344	$6,467
Momentive Performance Materials USA Inc.	PNC	XXXXXX-8926	$2,364,350
Momentive Performance Materials USA Inc.	Bank of America	XXXXXX-7205	$166,300
Momentive Performance Materials Worldwide Inc.	Bank of America	XXXXXX-3031	$255,352
Momentive Performance Materials South America Inc.	Banco Intesa	XXXXXX-6940	$4,595
Momentive Performance Materials South America Inc.	Banco ITAU	XXXXXX-1005	$12,395
Momentive Performance Materials South America Inc.	BICE	XXXXXX-11-6	$510

(1) Bank Balance may differ from Book Balance due to items in-transit and other timing items

MOR - 2

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Statement of Operations - Month Ended October 31, 2014 ($000’s)

Consolidated Debtors [1]

Net sales	$90,694
Costs and expenses:
Cost of sales, excluding depreciation	(69,009)
Selling, general and administrative expense	(40,761)
Depreciation and amortization expense	(4,792)
Operating loss	(23,868)

Other (expense) income:
Interest expense, net	(2,434)
Reorganization items, net	3,334,588
Net income before income taxes	3,308,286

Income tax benefit	48

Net income from Debtor entities	$3,308,334

[1]    The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8426); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

The accompanying notes are an integral part of the financial statements.

MOR - 3

In re MPM Silicones, LLC, et al.

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Balance Sheet - As of October 31, 2014 ($000’s)

Consolidated Debtors [1]
ASSETS

Current assets
Cash and cash equivalents	$76,585
Accounts receivable	96,601
Due from affiliates	90,991
Inventories	194,928
Other current assets	38,132
Total current assets	497,237

Other long-term assets	6,719
Loans receivable from affiliates	1,633,603
Property and equipment, net	420,615
Goodwill	16,691
Other intangible assets, net	73,999
Total assets	$2,648,864

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities
Accounts payable	$93,146
Due to affiliates	29,486
Debt payable within one year	3,487
Other current liabilities	25,857
Interest payable	1,084
Accrued payroll and incentive compensation	31,097
Total current liabilities	184,157

Long-term liabilities
Long-term debt	1,159,000
Intercompany loans payable	54,708
Pension and post employment benefit obligations	165,010
Accumulated losses from unconsolidated subsidiaries in excess of investment	307,213
Other long-term liabilities	10,116
Total liabilities	1,880,204
Total equity	768,660
Total liabilities and shareholder's equity	$2,648,864

[1]    The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8426); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

The accompanying notes are an integral part of the financial statements.

MOR - 4a

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Status of Post-Petition Taxes

December 1, 2014

Office of the United States Trustee

Subject: October Monthly Operating Report Attestation Regarding Post-petition Taxes

The Debtor, MPM Silicones, LLC. and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes.
All post-petition taxes for the debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.

/s/ Brian D. Berger
Brian D. Berger	December 1, 2014
Interim Chief Financial Officer of
Momentive Performance Materials Inc. and
Momentive Performance Materials Holdings Inc.

MOR - 4b

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Post-Petition Accounts Payable Aging

MPM Silicones, LLC, et al.,[1]
Trade Payables
October 31, 2014

			Past Due
	Total	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days
Trade Payables Aging	$63,900,795	$56,122,607	$5,216,826	$1,370,404	$960,906	$230,052
Other	29,244,967	29,244,967	—	—	—	—
Total Post-Petition Trade Payables	$93,145,762	$85,367,574	$5,216,826	$1,370,404	$960,906	$230,052

[1]    The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8426); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

MOR - 5

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Accounts Receivables Aging

MPM Silicones, LLC, et al.,[1]
Trade Receivables
October 31, 2014

			Past Due
	Total	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days
Trade Receivables Aging	$98,462,809	$90,931,006	$3,730,117	$1,085,799	$979,295	$1,736,592
Allowance for Doubtful Accounts	(1,861,753)
Net Trade Receivables	$96,601,056

[1]    The last four digits of the taxpayer identification numbers of the Debtors follow in parentheses: (i) Juniper Bond Holdings I LLC (9631); (ii) Juniper Bond Holdings II LLC (9692); (iii) Juniper Bond Holdings III LLC (9765); (iv) Juniper Bond Holdings IV LLC (9836); (v) Momentive Performance Materials China SPV Inc. (8469); (vi) Momentive Performance Materials Holdings Inc. (8426); (vii) Momentive Performance Materials Inc. (8297); (viii) Momentive Performance Materials Quartz, Inc. (9929); (ix) Momentive Performance Materials South America Inc. (4895); (x) Momentive Performance Materials USA Inc. (8388); (xi) Momentive Performance Materials Worldwide Inc. (8357); and (xii) MPM Silicones, LLC (5481). The Debtors' executive headquarters are located at 260 Hudson River Road, Waterford, NY 12188.

MOR - 6

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Payments to Insiders and Professionals

Full Firm Name	October
Milbank, Tweed, Hadley & McCloy LLP	$8,628,711
Houlihan Lokey, Inc.	3,684,886
Lazard Frères & Co. LLC	3,299,812
Akin Gump Strauss Hauer & Feld LLP	3,145,585
Ropes & Gray	2,913,559
Willkie Farr & Gallagher LLP	1,920,183
Dechert	1,457,875
Stewart Spencer	992,049
PWC	711,692
AlixPartners LLP	634,105
Davis Polk	574,852
Pryor Cashman	380,277
Klee, Tuchin, Bogdanoff & Stern LLP	259,511
JP Morgan Chase	183,645
Bingham McCutchen	167,434
Rottenberg Lipman Rich	155,176
KPMG	154,870
Moelis & Company	136,127
Jeffries, LLC	130,630
Stroock & Stroock	112,431
FTI Consulting	107,680
WSFS	98,547
Emmet, Marvin, & Martin LLP	85,127
Wilmington Trust	74,627
Wilmer Cutler Hale	61,138
BOKF NA	39,615
Clifford Chance	32,830
Bank of New York Mellon	32,000
RR Donnelley	30,167
Kramer Levin	24,016
$30,229,157

MOR - 7

In re MPM Silicones, LLC, et al.,

Case No. (Jointly Administered) Reporting Period:	14-22503 10/1/14 - 10/31/14

Federal Tax I.D.#	22-3775481

Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post- petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or canceled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		Payments made in accordance with the plan of reorganization.
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		Normal course of business.
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		Payments made in accordance with the plan of reorganization.
13	Are any amounts owed to post petition creditors delinquent?		X	Other than ordinary course disputes.
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X		Debtor-in-possession financing approved by the court and terminated and/or converted upon consummation of the plan of reorganization.
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X